UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2006
CYTOKINETICS, INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE	000-50633	94-3291317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
280 East Grand Avenue
South San Francisco, California 94080
(Address of principal executive offices, including zip code)
650-624-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
     Cytokinetics, Incorporated issued a press release announcing data from a first-in-humans Phase I clinical trial evaluating CK-1827452, a novel cardiac myosin activator, administered intravenously. Data from this double-blind, randomized, placebo-controlled, dose-escalation Phase I clinical trial of CK-1827452 were presented at a session entitled “Recent and Late Breaking Trials” at the 10th Annual Meeting of the Heart Failure Society of America in Seattle, Washington. This clinical trial was conducted to investigate the safety, tolerability, pharmacokinetics, and pharmacodynamic profile of a six-hour infusion of CK-1827452 in healthy volunteers. A copy of the press release is being filed with this Current Report on Form 8-K as Exhibit 99.1, and is hereby incorporated by reference under this Item 8.01.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.
The following Exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Presentation of Phase I Clinical Trial Data Press Release, dated September 13, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED
By:	/s/ Sharon Surrey Barbari
Sharon Surrey-Barbari
Senior Vice President, Finance and Chief Financial Officer

Date: September 13, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation of Phase I Clinical Trial Data Press Release, dated September 13, 2006.

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